UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-1 Home Equity Mortgage Pass-Through Certificates, Series 2003-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-1 Home Equity
Mortgage Pass-Through Certificates, Series 2003-1
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: August 28, 2003               By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 25, 2003

                                       -5-

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

                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-1
                                Statement to Certificate Holders
                                      August 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        80,000,000.00    65,761,503.42    3,973,918.82   224,219.33      4,198,138.15       0.00     0.00       61,787,584.60
A2        57,700,000.00    47,430,484.34    2,866,188.95    65,348.67      2,931,537.62       0.00     0.00       44,564,295.39
AR               100.00             0.00            0.00         0.00              0.00       0.00     0.00                0.00
M1        14,450,000.00    14,450,000.00            0.00    28,619.03         28,619.03       0.00     0.00       14,450,000.00
M2        11,475,000.00    11,475,000.00            0.00    33,596.25         33,596.25       0.00     0.00       11,475,000.00
B          6,375,000.00     6,375,000.00            0.00    25,526.56         25,526.56       0.00     0.00        6,375,000.00
P                100.00           100.00            0.00    78,470.02         78,470.02       0.00     0.00              100.00
TOTALS   170,000,200.00   145,492,087.76    6,840,107.77   455,779.86      7,295,887.63       0.00     0.00      138,651,979.99

X1       170,000,000.00   150,230,509.55            0.00         4.06              4.06       0.00     0.00      143,477,018.18
X2                 0.00             0.00            0.00         0.00              0.00       0.00     0.00                0.00

---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541NYP8       822.01879275    49.67398525       2.80274163    52.47672688          772.34480750        A1       4.091500 %
A2     22541NYQ6       822.01879272    49.67398527       1.13255927    50.80654454          772.34480745        A2       1.600000 %
AR     22541NYR4         0.00000000     0.00000000       0.00000000     0.00000000            0.00000000        AR      11.073850 %
M1     22541NYS2     1,000.00000000     0.00000000       1.98055571     1.98055571        1,000.00000000        M1       2.300000 %
M2     22541NYT0     1,000.00000000     0.00000000       2.92777778     2.92777778        1,000.00000000        M2       3.400000 %
B      22541NYU7     1,000.00000000     0.00000000       4.00416627     4.00416627        1,000.00000000        B        4.650000 %
P      22541NYV5     1,000.00000000     0.00000000           ######           ####        1,000.00000000        P       11.073850 %
TOTALS                 855.83480349    40.23588072       2.68105485    42.91693557          815.59892277
X1     22541NYW3       883.70887971     0.00000000       0.00002388     0.00002388          843.98245988        X1       0.000032 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4507
                               Fax: 212) 623-5930
                         Email: scott.b.rubin@chase.com

Sec. 4.06(a)(i)         Principal Remittance Amount                                                                5,824,265.26

                        Scheduled Principal Payments                                                                 105,071.00

                        Principal Prepayments                                                                      5,724,217.18

                        Curtailments                                                                                  36,105.67

                        Cutailment Interest Adjustments                                                                  166.22

                        Repurchase Principal                                                                               0.00

                        Substitution Amounts                                                                               0.00

                        Net Liquidation Proceeds                                                                      25,609.40

                        Other Principal Adjustments                                                                       10.82

                        Gross Interest                                                                             1,460,038.02

                        Recoveries from Prior Loss Determinations                                                          0.00

                        Reimbursements of Non-Recoverable Advances Previously Made                                    66,915.03

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                       0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                            40

                        Balance of Loans with Respect to which Prepayment Penalties were Collected                 1,804,880.79
                        Amount of Prepayment Penalties Collected                                                      78,469.10

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                             3,821

                        Beginning Aggregate Loan Balance                                                         150,230,509.55

                        Ending Number of Loans Outstanding                                                                3,686

                        Ending Aggregate Loan Balance                                                            143,477,018.18

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fees)                                           65,132.06

                        Trustee Fees                                                                                   1,752.69

Sec. 4.06(a)(vii)       Current Advances                                                                                    N/A

                        Aggregate Advances                                                                                  N/A

Section 4.06(a)(viii)   Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        82             3,297,056.39                  2.30 %
                                              2 Month                        26             1,130,555.42                  0.79 %
                                              3 Month                        71             3,657,625.94                  2.55 %
                                               Total                        179             8,085,237.75                  5.64 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         8              305,569.05                  0.21 %
                                              * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         3              185,564.47                  0.13 %

Section 4.06(a)(xi)     REO Properties
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                       862,311.08

                        Cumulative Realized Losses - Reduced by Recoveries                                          1,356,493.22

Sec. 4.06 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                                            0.00

Sec. 4.06 (a)(xiv)      Capitalized Interest Requirement                                                                    0.00

Trigger Event           Trigger Event Occurrence (Effective February 2006)                                                    NO
                        (Is Rolling 3 Month Delinquency Rate > 19% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                               3.28379 %
                        Sr. Enhancement Percentage x 19%                                                               4.91483 %
                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                        0.80 %
                        Cumulative Loss Limit                                                                             5.00 %

O/C Reporting           Targeted Overcollateralization Amount                                                       6,800,008.00
                        Ending Overcollateralization Amount                                                         4,825,038.19
                        Ending Overcollateralization Deficiency                                                     1,974,969.81
                        Overcollateralization Release Amount                                                                0.00
                        Monthly Excess Interest                                                                     1,015,842.51
                        Payment to Class X-1                                                                                4.06


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